                                                                    Exhibit 99.2

                    ASSIGNMENT AND ASSUMPTION AGREEMENT (US)

      This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of January 21, 2005, is entered into by and between Citel Technologies, Inc., a Delaware corporation ("Purchaser"), and Verso Technologies, Inc., a Minnesota corporation, MCK Communications, Inc., a Nevada corporation, MCK Communications, Inc., a Delaware corporation, MCK Telecommunications Inc., a Yukon Territory corporation, and Digital Techniques, Inc., a Texas corporation (collectively, "Sellers"), pursuant to the Asset Purchase Agreement (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Asset Purchase Agreement"), dated as of January 21, 2005, by and among Purchaser, Sellers, Citel Technologies Limited, company number 02459517, a corporation organized under the laws of England and Wales, and MCK Canada Operations Inc., a corporation organized under the laws of British Columbia. Each of the Purchaser and Sellers is referred to herein individually as a "Party" and together as the "Parties." Capitalized terms used herein but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

                                    RECITALS:

      WHEREAS, pursuant to Section 2.1(j) of the Asset Purchase Agreement, Sellers and Purchaser have agreed that the Purchaser shall purchase, acquire, accept and assume from Sellers, all of each Seller's right, title and interest in, to and under, and all obligations under or relating to, the Contracts set forth on Annex A hereto (the "Assigned Contracts"); and

      WHEREAS, pursuant to Section 3.1 of the Asset Purchase Agreement and subject to Section 3.2 thereto, Sellers and Purchaser have agreed that the Purchaser shall assume and become liable for each of the Liabilities set forth on Annex B hereto (the "Assumed Liabilities").

      NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, each Party hereby agrees as follows:

      1. Assignment and Assumption of Assigned Contracts. Upon the terms and subject to the condition set forth in the Asset Purchase Agreement from and after the Closing, (a) each Seller does hereby assign and delegate to Purchaser all of such Seller's right, title and interest in, to and under, and all obligations under or relating to, the Assigned Contracts and (b) Purchaser does hereby assume and agrees to pay, defend, discharge and perform as and when due all Liabilities and obligations to perform arising under or relating to each of the Assigned Contracts, except Liabilities, even if arising post-Closing, for performance under the Assigned Contracts prior to Closing.

      2. Assumption of Assumed Liabilities. Upon the terms and subject to the condition set forth in the Asset Purchase Agreement, Purchaser does hereby assume, and from and after the Closing shall be obligated to pay, perform and discharge when due the Assumed Liabilities. Purchaser assumes no Excluded Liabilities, and the parties hereto agree that all such Excluded Liabilities shall remain the sole responsibility of Sellers.

                                        Assignment and Assumption Agreement (US)

      3. Relationship to Asset Purchase Agreement. Sellers make no express or implied representations or warranties in this Agreement of any kind whatsoever with respect to the Assigned Contracts. This Agreement in no way defeats, limits, alters, impairs, enhances or enlarges any right, obligation, claim or remedy under the Asset Purchase Agreement, including any rights the Parties may have under the representations, warranties and indemnities set forth therein. If any provision of this Agreement is construed to conflict with a provision of the Asset Purchase Agreement, the provision in the Asset Purchase Agreement shall be deemed controlling.

      4. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within that State, without reference to its conflict of laws rules. Each of the Sellers and Purchaser irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 15.4 of the Asset Purchase Agreement. The foregoing shall not limit the rights of any Party to serve process in any other manner permitted by applicable law or regulation or to obtain execution of judgment in any other jurisdiction.

      5. Binding Effect; Assignment: No Third Party Beneficiary. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, each of the Sellers and Purchaser and its respective successors and assigns. Neither this Agreement nor any rights hereunder shall be assignable by any Party without the prior written consent of the other Party. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

      6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  [Remainder of Page Intentionally Left Blank]

                                        Assignment and Assumption Agreement (US)

      IN WITNESS WHEREOF, the Parties have caused this Assignment and Assumption Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLERS:
Verso Technologies, Inc.                       MCK Communications, Inc. (NV)

By: /s/ Juliet M. Reising                      By: /s/ Juliet M. Reising
   --------------------------------               ------------------------------
Name:   Juliet M. Reising                      Name:   Juliet M. Reising
     ------------------------------                 ----------------------------
Title:  Executive Vice President               Title:  Vice President
        and Chief Financial Officer                  ---------------------------
      -----------------------------

MCK Communications, Inc. (DE)                  MCK Telecommunications Inc.

By: /s/ Juliet M. Reising                      By: /s/ Juliet M. Reising
   --------------------------------               ------------------------------
Name:   Juliet M. Reising                      Name:   Juliet M. Reising
     ------------------------------                 ----------------------------
Title:  Vice President                         Title:  President
      -----------------------------                  ---------------------------

Digital Techniques, Inc.

By: /s/ Juliet M. Reising
   --------------------------------
Name:   Juliet M. Reising
     ------------------------------
Title:  Vice President
      -----------------------------

PURCHASER:
Citel Technologies, Inc.

By: /s/ Nicholas G. Gretton
   --------------------------------
Name:   Nicholas G. Gretton
     ------------------------------
Title:  Chief Executive Officer,
        President and Secretary
      -----------------------------



                                        Assignment and Assumption Agreement (US)

                                     ANNEX A

                               ASSIGNED CONTRACTS

SCHEDULE 2.1(j): CONTRACTS - The Assigned Contracts are those identified with an X in the Purchased Asset column.

ACTIVE (NON-DTI)


                             ACCOUNT          MCK
     TYPE                    NUMBER          PARTY                    COUNTERPARTY
     ----                    ------          -----                    ------------
Development/manufacturing                    MCK-NV             ABS Business Systems (Alcatel)
OEM                          ALC003          MCK-?              Alcatel Business Systems
Distributor                  ANI006          MCK-NV             Anixter Canada
Distributor                  ANI010          MCK-NV             Anixter Europe Holdings B.V.

Reseller                     BCS001          MCK-NE             BellSouth Communication Systems, LLC
Value Add Distributor                        MCK-DE             Dacon Electronics Plc
Distributor                                  MCK-NV             Dacon Electronics Plc
OEM                                          MCK-NV             Dictaphone Corporation
Value Add Distributor        DIG013          MCK-DE             Digital Techniques (Asia) Limited
OEM                                          MCK-DE             Ericsson Business Networks AB
Distributor                  GBH002          MCK-DE             GBH Distributing, Inc.
Value Add Distributor        IME001          MCK-DE             Imeco Telecom Inc.
Distributor                                  MCK-DE             Iwatsu America, Inc.
Distributor                  NEC001          MCK-DE             NEC America, Inc.
Distributor                                  MCK-NV             NEC America, Inc.
Product Development                          MCK-NV             NEC Corporation and NEC America, Inc.

                                                 AGREEMENT              PURCHASED               EXCLUDED                 CONSENT
                             ACCOUNT               DATE                   ASSET                   ASSET                  REQUIRED
     TYPE                    NUMBER              MM/DD/YY             SCHEDULE 2.1(j)          SCHEDULE 2.2            SCHEDULE 5.3
     ----                    ------              --------             ---------------          ------------            ------------
Development/manufacturing                            04/27/99                                      X                       Yes
OEM                          ALC003                  11/14/00              X                                               Yes
Distributor                  ANI006                  06/10/99              X                                                No
Distributor                  ANI010          06/3/01,05/12/04              X                                                No
                                                    amendment
Reseller                     BCS001                  09/11/98              X                                               Yes
Value Add Distributor                                03/05/02              X                                                No
Distributor                                          01/14/99              X                                                No
OEM                                                  03/03/98              X                                               Yes
Value Add Distributor        DIG013                  07/02/02              X                                                No
OEM                                                  08/01/00              X                                                No
Distributor                  GBH002                  10/26/01              X                                                No
Value Add Distributor        IME001                  07/31/02              X                                                No
Distributor                                          07/31/00              X                                               Yes
Distributor                  NEC001                  01/25/00              X                                               Yes
Distributor                                          01/22/99              X                                               Yes
Product Development                                  01/31/97       See note below*            See note below*             Yes

                                        Assignment and Assumption Agreement (US)


                             ACCOUNT          MCK
     TYPE                    NUMBER          PARTY                    COUNTERPARTY
     ----                    ------          -----                    ------------
OEM                                          MCK-DE             Nitsuko America
Distributor                  SPR005          MCK-NV             North Supply Company (Sprint)
Manufacturer                                 MCK- ?             OEM Worldwide LLC
Distributor                                  MCK-DE             Optus, Inc.
Distributor                  PAN002          Verso              Panasonic Communications Company (UK) Ltd. and Panasonic
                                                                Business Systems
Distributor                                  Verso              Panasonic Communications Company (UK) Ltd. and Panasonic
                                                                Marketing Europe GmbH
OEM                          POS002          MCK-DE             Positron Public Safety Systems, Inc.

Distributor                  SBC002          MCK-DE             SBC Services, Inc.
Distribution                 CAT005          MCK-?              ScanSource, Inc. d/b/a Catalyst Telecom
Distributor                  TEL119          MCK-DE             TeleCorp, Inc.
Value Add Distributor        TEL122          MCK-DE             Teleswitch Communications, Inc.
Distributor                  TOS001          MCK-DE             Toshiba America Information Systems, Inc.
Distributor                  VER012          MCK-?              Verizon  Network Integration Corp.
Master Support Agreement                     MCK- ?             Vital Network Services, L.L.C.
Distributor                  VOD002          MCK-DE             Voda One Corp.(nka Westcon Group Inc.)
Distributor                  WHI003          MCK-DE             White Radio, a division of Cygnal Technologies Ltd.
Value Add Distributor        WIL012          MCK-DE             Williams Telecommunications Systems

                                           AGREEMENT         PURCHASED           EXCLUDED                     CONSENT
                             ACCOUNT         DATE              ASSET               ASSET                      REQUIRED
     TYPE                    NUMBER        MM/DD/YY        SCHEDULE 2.1(j)      SCHEDULE 2.2                SCHEDULE 5.3
     ----                    ------        --------        ---------------      ------------                ------------
OEM                                        07/26/00        See note below*      See note below*                   Yes
Distributor                  SPR005        02/01/99               X                                               Yes
Manufacturer                               08/29/03               X                                                No
Distributor                                02/01/02               X                                                No
Distributor                  PAN002        04/15/04               X                                               Yes

Distributor                                04/15/04               X                                               Yes

OEM                          POS002        01/31/01               X                                     Positron has termination
                                                                                                                 right
Distributor                  SBC002        08/10/01               X                                               Yes
Distribution                 CAT005        12/10/99               X                                               Yes
Distributor                  TEL119        12/03/03               X                                                No
Value Add Distributor        TEL122        10/26/02               X                                                No
Distributor                  TOS001        04/17/00               X                                               Yes
Distributor                  VER012        03/11/02               X                                               Yes
Master Support Agreement                    No date               X                                                No
Distributor                  VOD002        01/22/01               X                                               Yes
Distributor                  WHI003        07/30/01               X                                                No
Value Add Distributor        WIL012        04/14/03               X                                                No

                                        Assignment and Assumption Agreement (US)

INACTIVE (NON-DTI)

                                                                                                                           CONSENT
               ACCOUNT      MCK                                  AGREEMENT DATE    PURCHASED ASSET    EXCLUDED ASSET      REQUIRED
   TYPE         NUMBER     PARTY         COUNTERPARTY               MM/DD/YY       SCHEDULE 2.1(J)    SCHEDULE 2.2      SCHEDULE 5.3
   ----         ------     -----         ------------               --------       ---------------    ------------      ------------
Distributor    NOR014      MCK-CA    Northern Telecom Limited       07/17/95       See note below*    See note below*       Yes

REAL ESTATE LEASES

                                                                                   PURCHASED         EXCLUDED         CONSENT
                                             MCK                                     ASSET             ASSET          REQUIRED
    AGREEMENT               ADDRESS         PARTY     COUNTERPARTY      DATE    SCHEDULE 2.1(J)    SCHEDULE 2.2     SCHEDULE 5.3
    ---------               -------         -----     ------------      ----    ---------------    ------------     ------------
Phone switch letter   117 Kendrick Street   MCK-DE    Upromise, Inc.                  X                                   ?
agreement

DTI ACTIVE DISTRIBUTION AGREEMENTS (* SIGNIFIES NON-STANDARD AGREEMENT)

                                                                                  PURCHASED         EXCLUDED            CONSENT
                                                ACCOUNT      AGREEMENT              ASSET             ASSET             REQUIRED
       COUNTERPARTY                             NUMBER      DATE MM/DD/YY       SCHEDULE 2.1(j)    SCHEDULE 2.2      SCHEDULE 5.3
       ------------                             ------      -------------       ---------------    ------------      ------------
BellSouth Services Incorporated                               05/01/94                X                                   Yes
Canadian Communications Products, Inc.                        07/12/93                X                                   Yes
Collins Communications Systems Co.                            08/01/93                X                                   Yes
Dictaphone Corporation                                        01/12/98                X                                   Yes
DTI Asia                                                      10/04/99                X                                   Yes
DTI Asia                                                      04/21/98                X                                   Yes
Goserco Inc.                                                  08/08/00                X                                   Yes
GTE Communication Systems Corporation*                        10/01/96                                 X                  Yes
Oscar Communications, Pty. Ltd.                               06/30/95                X                                   Yes

                                        Assignment and Assumption Agreement (US)

                                                                                  PURCHASED         EXCLUDED            CONSENT
                                                ACCOUNT      AGREEMENT              ASSET             ASSET             REQUIRED
       COUNTERPARTY                             NUMBER      DATE MM/DD/YY       SCHEDULE 2.1(j)    SCHEDULE 2.2      SCHEDULE 5.3
       ------------                             ------      -------------       ---------------    ------------      ------------
Oscar Communications, Pty. Ltd.                               07/15/94                X                                   Yes
Southwestern Bell (SBC)                                       05/01/94                X                                   Yes
Sprint*                                                       04/01/97                                 X                  Yes
Tanta Communication Systems                                   04/10/97                X                                   Yes
Teleswitch Telecommunications                                 04/25/96                X                                   Yes
Teleswitch Telecommunications                                 10/05/94                X                                   Yes
Williams Telecommunications Systems, Inc.                     07/11/96                X                                   Yes

DTI ACTIVE OEM AGREEMENTS

                                                 AGREEMENT        PURCHASED ASSET     EXCLUDED ASSET        CONSENT REQUIRED
        COUNTERPARTY                               DATE           SCHEDULE 2.1(j)      SCHEDULE 2.2           SCHEDULE 5.3
        ------------                               ----           ---------------      ------------           ------------
OEM Agreement between MCK-DE and Ascom
 Wireless Solutions Inc.                         08/21/00                X                                        Yes
OEM Agreement between DTI and Dialogic           04/29/92                X                                        Yes
Manufacturing and Supply Agreement
 between DTI and Northern Telecom Limited         07/98           See note below*      See note below*            Yes
Manufacturing and Supply Agreement between
 DTI and Northern Telecom Inc.                   03/30/99         See note below*      See note below*            Yes

DTI INACTIVE OEM AGREEMENTS

                                                 AGREEMENT        PURCHASED ASSET     EXCLUDED ASSET        CONSENT REQUIRED
        COUNTERPARTY                               DATE           SCHEDULE 2.1(j)      SCHEDULE 2.2           SCHEDULE 5.3
        ------------                               ----           ---------------      ------------           ------------
OEM Agreement between MCK-DE and Brooktrout
 Technology, Inc.                                 10/25/00                                  X                      No
OEM Agreement between DTI and E/O Networks        11/18/95                                  X                      No
Development Agreement between DTI and
 Northern Telecom Inc.                            02/01/99        See note below*     See note below*             Yes
DTI Development Agreement between DTI and
 Northern Telecom Ltd                             07/15/97        See note below*     See note below*             Yes
OEM Agreement between DTI and Security
 Dynamics                                         03/20/90                                  X                     Yes

                                        Assignment and Assumption Agreement (US)

DTI ACTIVE RESELLER AGREEMENTS

                            AGREEMENT        PURCHASED ASSET     EXCLUDED ASSET        CONSENT REQUIRED
        COUNTERPARTY          DATE           SCHEDULE 2.1(j)      SCHEDULE 2.2           SCHEDULE 5.3
        ------------          ----           ---------------      ------------           ------------
Anixter Inc.                03/11/99               X                                          No

* Contracts marked with "*" denote agreements for which Buyers have up to 90 days after closing of the Purchase to request assignment of the contracts from Sellers. Buyers shall notify Sellers in writing of their determination no later than 90 days after closing of the Purchase. Sellers agree not to terminate these contracts until the earlier of receipt of notification from Buyers or expiration of the 90 day period. Notwithstanding the foregoing in this note, Buyers shall have until January 27, 2005 to determine whether to assume the Manufacturing and Supply Agreement between DTI and Northern Telecom Inc. dated March 30, 1999.

SCHEDULE 2.1(i): RIGHTS OF INDEMNITY

      Certain contracts between certain of the Sellers and their customers and vendors contain indemnity provisions. Purchaser will obtain the rights to such indemnity provisions for contracts that are duly assigned to or assumed by Purchaser.

                                        Assignment and Assumption Agreement (US)

                                     ANNEX B

                               ASSUMED LIABILITIES

1. Any Liability arising after the Closing Date under the Contracts that are included among the Assets in Annex A, other than any Liability arising out of or relating to a Seller's breach of such Contract that occurred on or before the Closing Date.

2. Accrued warranty obligations and deferred service revenue for the following
Contracts:

2.1 CUSTOMER DETAIL FOR ACCRUED WARRANTY OBLIGATIONS (SCHEDULE 3.1(b)

                                              ESTIMATED
                                             NET BILLINGS
            CUSTOMER                         YE 12-31-04
            --------                         -----------
1099 PRO                                     $        29
A-1 TELETRONICS INC.                         $    26,118
ABRIVO COMMUNICATIONS                        $    28,030
ADVANCED BUSINESS COMMUNICATION              $       400
ADVANCED TELECOMMUNICATIONS                  $     9,369
AFFILIATED TELEPHONE INC.                    $     7,948
ALCATEL BUSINESS SYSTEMS                     $    14,500
ALLIANCE TELECOM, LTD                        $       620
ALL-MODE COMMUNICATIONS INC.                 $       156
AMERICAN COMMUNICATIONS SUPPLY               $     1,617
AMERICAN HORIZONS BANK                       $     1,275
AMG TECHNOLOGY LTD                           $     4,225
AMTEC COMMUNICATIONS                         $       520
ANIXTER CANADA, INC.                         $     3,650
ANIXTER EUROPE                               $    45,650
ANIXTER EUROPE (BE)                          $     3,997
ANIXTER EUROPE (UK)                          $    84,774
ANIXTER INC.                                 $   218,906
APPLIED BIOSYSTEMS                           $    10,424
ARCOMM, INC                                  $     1,040
ASCOM WIRELESS SOLUTIONS INC                 $    60,110
A-TECK TELECOM, INC                          $       105
AUTOMATED TELECOM INC.                       $      (500)
AVAYA                                        $    18,770
AVAYA - ACCOUNTS PAYABLE PO                  $    80,285
AVAYA INC.                                   $       809
AXESS COMMUNICATIONS                         $       605
BADGER COMMUNICATIONS                        $     1,900
BAKER COMMUNICATIONS                         $    68,705
BALCOM SYSTEMS                               $       513
BAY AREA RAPID TRANSIT                       $     1,000
BCS                                          $   166,573
BCS NETWORKS, INC.                           $     1,250
BELL CANADA                                  $    23,084

                                        Assignment and Assumption Agreement (US)

BELL CANADA  (CAD$)                          $     5,869
BELL CANADA (U$ FUND$)                       $    18,291
BELL WEST, INC                               $     4,720
BENNETRENDS CONSULTING, LLC                  $       750
BIRNS TELECOM INC                            $     1,224
BLOUNT MEMORIAL HOSPITAL                     $    13,790
BOSTON WIRELESS INC                          $       124
BRANT TELEPHONE                              $     1,530
BRASIL TELECOM                               $     1,275
BROADBASED COMMUNICATIONS INC                $     1,718
BUBBLES ENTERPRISES LTD                      $     1,016
BUSINESS COMPUTER PRODUCTS                   $       405
BUSINESS ELECTRONICS INC                     $     1,032
CANADIAN COMMUNICATION PRODUCT               $    40,523
CAPISTRANO FORD                              $     1,275
CARTEL COMMUNICATIONS SYSTEMS                $     4,678
CATALYST                                     $     1,490
CATALYST TELECOM                             $ 1,200,791
CENTURY TEL SUPPLY GROUP, INC.               $       391
CHATHAM COMMUNICATIONS                       $     1,541
CIRCLE OF LIFE, LLC                          $        30
CITY OF AUBURN                               $       824
CITY OF VINELAND                             $     4,740
CITY YEAR                                    $     1,300
COASTCOM                                     $    15,811
COLGATE-PALMOLIVE CO.                        $     1,681
COLPEPER HOSPITAL                            $     2,002
COMMERCIAL TELECOM GROUP                     $       325
COMMUNICATIONS TEST DESIGN INC               $       507
COMMWORLD OF RICHARDSON                      $     1,225
COMP CAMS                                    $       725
COMPUSYSTEMS                                 $     2,475
CONVERGENCE COMMUNICATONS                    $     2,575
CONXTS                                       $     1,560
CORPORATE COMMUNICATIONS                     $       832
CORPORATE TELE CONSULTANTS                   $     1,476
CORUS PHARMA                                 $       210
COUNTY OF EL DORADO                          $     2,905
CREATIVE SWITCHING DESIGNS                   $     6,364
CREDIT UNION OF SOUTHERN CALIFORNIA          $       215
CRM LEARNING                                 $       380
CROSS TELECOM CORPORATION                    $       700
CSSA                                         $    16,577
CTAP L.L.C.                                  $        53
CTDI NETHOUSE                                $     2,732
CVDS INC                                     $     6,319
DACON ELECTRONICS PLC                        $    47,174
DATAPULSE LTD                                $     3,103
DATAVOX                                      $     4,714
DEPT OF NATIONAL DEFENSE                     $       772

                                        Assignment and Assumption Agreement (US)

DICTAPHONE CORPORATION                       $    66,322
DIGITAL TECHNIQUES/ASIA PTY LT               $   306,125
DIGITAL TELECOM, INC.                        $     2,173
DIRECT TELECOM SOLUTIONS                     $     1,000
DOHERTY EMPLOYMENT GROUP                     $       950
DTEL COMMUNICATIONS                          $       775
DYNAMETRIC, INC.                             $     1,386
ELIXIR INDUSTRIES                            $     1,664
ESL POWER SYSTEMS                            $       520
ESSEX COUNTY CORRECTIONAL FACILITY           $       938
ESSEX CTY CORRECTIONAL FACILITY              $     2,916
ETRALI  NORTH AMERICA, INC                   $     1,015
EVENTIDE                                     $    16,161
EXCEL SYSTEMS INC                            $       800
EXCEL TELECOM INC                            $     1,100
EXTEL COMMUNICATIONS                         $     1,050
F5 NETWORKS                                  $       120
FANEUIL GROUP                                $       840
FARMSTEAD TELEPHONE GROUP                    $    (2,400)
FEDERAL RESERVE BANK OF KANSAS CITY          $     3,007
FIRST FUTURE CREDIT UNION                    $     5,668
FIRST TEACHERS CREDIT UNION                  $     1,275
FORERUNNER NETWORK SYSTEMS                   $       506
FRONTIER ALUMINUM                            $       125
FRONTRUNNER NETWORK SYSTEMS                  $       100
FROST NATIONAL BANK                          $     1,569
FUTURE TECH ENTERPRISES                      $     3,554
GAFFNEY COMMUNICATIONS                       $     1,264
GAYLES BAKERY                                $     1,375
GBH                                          $     1,015
GBH DISTRIBUTING                             $ 1,070,729
GEOTRONICS                                   $       975
GIFT CERTIFICATES.COM                        $    (1,002)
GLOBENET BRASIL TELECOM                      $       300
GOSERCO, INC.                                $     4,487
GOVERNMENT OF CANADA                         $       317
GRAYBAR ELECTRIC COMPANY INC.                $     7,463
GULFCOAST                                    $        15
HANCOCK TELECOM                              $       230
HEALTHLINK, INC.                             $     2,220
HENRYS INSURANCE AGENCY                      $     3,075
HIGH SPEED COMMUNICATIONS INC.               $       500
HOGAN & HARTSON, LLP                         $     4,746
HOME SHOPPING NETWORK                        $     4,814
HORIZON TELEPHONE SYSTEMS                    $       225
HUGHES BUSINESS TELEPHONE                    $     1,015
IMECO CABLES (US FUND$)                      $     4,590
IMECO CABLES INC                             $   251,634
IN TRANSIT                                   $       100
INNOVATEL                                    $       900

                                        Assignment and Assumption Agreement (US)

INNOVATIVE SURVEILLANCE TECHNOLOGY           $     1,235
INTEL CORPORATION                            $    41,980
INTERNATIONAL TELEPHONE SOLUTIONS            $     3,150
IPC INFORMATION SYSTEMS                      $    26,272
JABIL CIRCUIT SAS                            $    96,182
JOHNSTON COMMUNICATIONS                      $     1,220
KAISER PERMANENTE/TECH SVC CTR               $       606
KAMO POWER                                   $       830
KEMIN INDUSTRIES                             $     1,250
KUDU INDUSTRIES INC.                         $      (761)
LECO CORPORATION                             $       750
LEXSYS NETWORKS INC                          $       510
LIBERTY COMMUNICATIONS INC                   $       505
LKQ CORPORATION                              $       380
LOFFLER COMPANIES INC                        $       246
LOFFLER COMPANIES, INC.                      $       200
LORD AECK SARGENT ARCHITECTURE               $     5,164
LWCC                                         $     1,075
MARATHON OIL COMPANY                         $       510
MARWOOD METAL FABRICATORS                    $     1,100
META GROUP - VA                              $       450
METROCOMM, INC.                              $     1,623
MID-ATLANTIC BUSINESS COMM                   $       250
MIDWEST TELECOM RESELLERS                    $       255
MIDWESTERN TELEPHONE                         $     4,547
MIMS MANAGEMENT                              $     1,020
MMG INSURANCE COMPANY                        $     1,275
MOCK ENGINEERING, INC                        $       120
MODULAR COMPONENTS                           $       800
MOHAWK LIMITED                               $       790
MULTINET COMMUNICATIONS                      $     1,142
NEC AMERICA                                  $   135,182
NEC BUSINESS COMM. SYSTEM INC                $     3,617
NEC BUSINESS NETWORK SOLUTIONS               $    11,857
NEC INFRONTIA INC                            $     4,015
NEC UNIFIED SOLUTIONS INC                    $    84,443
NELSON SYSTEMS                               $     1,026
NETWORK BUSINESS CO ENGRG. GRP               $    25,000
NEW DIRECTIONS BEHAVIORAL HEALTH             $       500
NEW WAVE COMMUNICATIONS                      $       525
NEXTIRA ONE LLC                              $     1,235
NEXXTWORKS                                   $       771
NICE SYSTEMS INC                             $     5,966
NORTH AMERICAN COM. RESOURCES                $       505
NORTH AMERICAN COMMUNICATIONS                $     2,926
NORTH DAKOTA TELEPHONE CO                    $     1,544
NORTHERN TELECOM                             $    31,843
NORTHWEST GEORGIA ONCOLOGY                   $     2,064
NYC STOCK/ ETRALI NA                         $     1,688
O.N. TELECOM                                 $       773

                                        Assignment and Assumption Agreement (US)

OPTUS TELEQUIP                               $       597
OSPREY CORP                                  $       600
OWENOKE CAPITAL                              $       520
PALATINE FIRE DEPARTMENT                     $     1,050
PANASONIC                                    $   234,079
PARTNERS HEALTHCARE SYSTEM INC               $    56,633
PB EXCHANGE                                  $     2,079
PENN STATE ALTOONA                           $     2,490
PERMANENT GENERAL                            $     1,996
PHONEAMERICA CORP                            $     1,330
PINE INSTRUMENT COMPANY                      $       996
PLATINUM COMMUNICATIONS                      $     1,220
POSITRON                                     $     9,351
POSITRON TECHNOLOGIES  INC                   $     8,996
PREMIUM STANDARD FARMS                       $       125
PRICE MODERN LLC                             $       515
PRINCETEL                                    $     1,200
PRINTER WORKS                                $       600
PRO PEST PRODUCTS                            $     1,162
PROSPECT COMPUTER & COMMUNICATION INC        $     2,364
REPLAY SYSTEMS                               $     1,179
RIMROCK TECHNOLOGIES                         $        57
RONCO                                        $     2,456
SBC                                          $    98,210
SBC SERVICES INC                             $    10,445
SBC/ AMERITECH PAYMENT CENTER                $   117,376
SBC/ SOUTHWESTERN BELL                       $     7,917
SBC/SOUTHWESTERN BELL TELECOM                $       523
SCANA SERVICES INC                           $       510
SHARED TECHNOLOGIES FAIRCHILD                $     1,805
SHARED TECHNOLOGIES INC                      $     8,656
SIEVERT ELECTRIC SERVICE                     $     1,380
SKYDEALS                                     $    20,000
SOLIST TECHNOLOGIES                          $     1,150
SOUND COMMUNICATIONS                         $     1,535
SOURCE INC                                   $        56
SOUTHWESTERN BELL TELECOM                    $    15,695
SPRINT DOCUMENT                              $       765
SPRINT NORTH SUPPLY                          $   546,893
SPRINT/UNITED                                $       999
SPRINT/UTD REF TO SPRINT NORTH               $      (689)
ST JOESPH CAPITAL BANK                       $       800
STARS & STRIPES TELECOM                      $       506
SUNLAND FORD INC.                            $     1,019
SWIFT COMPUTER INC                           $       802
SYMON COMMUNICATIONS INC.                    $     2,388
SYSCOM USA INC                               $     1,203
SYSTEME TELEPHONIQUE DE L'ESTRINE            $       650
TANTACOMM SYSTEMS                            $    10,000
TAYLORED SYSTEMS, INC                        $       977

                                        Assignment and Assumption Agreement (US)

TCI, TEL CONTROL INC.                        $     1,006
TD WATERHOUSE                                $     9,955
TD WATERHOUSE - HARBORSIDE                   $    56,220
TECH II BUSINESS SERVICES                    $       279
TECHTELE COMMUNICATIONS LLC                  $     3,243
TEL ASSIST                                   $     3,050
TELEBEC S E C                                $       515
TELECO OF THE ROCKIES                        $     1,052
TELECORP INC                                 $   196,669
TELECORP PRODUCTS                            $     2,843
TELEPERFORMANCE-NORWAY                       $     3,200
TELEPHASE COMMUNICATION TECH                 $       200
TELEPHONE CONNECTION                         $       111
TELESWITCH                                   $   285,873
TELUS                                        $       518
TELUS N. S. MARKHAM                          $       870
TELUS QUEBEC                                 $       520
TEXAS DIGITAL                                $     3,008
THE LIMITED                                  $       590
TOSHIBA AMERICA INFORMATION SY               $    19,337
TOSHIBA OF CANADA                            $       125
TRANSCOM SERVICES                            $     2,553
TRENDWOOD, INC                               $     1,685
TRIPCENTRAL.CA                               $     6,250
TRISTATE TELECOM                             $     4,450
UCI COMMUNIATIONS                            $       310
UNIFIED TELDATA INC                          $       400
UNIVERSITY OF MICHIGAN                       $    12,245
US VOICE & DATA LLC                          $       120
USEC                                         $       825
UTILITY VAULT                                $     1,275
VERINT SYSTEMS, INC.                         $     1,337
VERINT SYSTEMS, LTD                          $    19,211
VERIZON  MC: TXD01401                        $     2,161
VERIZON HAWAII 9WH                           $       129
VERIZON LOGISTICS                            $   152,189
VERIZON NORTH INC                            $     2,422
VOICE CONNECT PLUS, INC                      $       140
VOICE DATA SYSTEMS                           $       750
VOICE LOGGER, INC.                           $    13,964
VOLT INFORMATION SCIENCES INC                $       506
WAITSFIELD TELECOM                           $       120
WASECA COUNTY                                $       773
WEBSTER FIRST FEDERAL CREDIT U               $     4,950
WELDING SERVICES INC.                        $       406
WENDELL M LEE                                $       680
WESTCON GROUP NORTH AMER, INC.               $   329,980
WESTERN NRG, INC                             $     6,771
WESTGATE COMMUNICATIONS                      $       607
WHITE RADIO                                  $     1,481

                                        Assignment and Assumption Agreement (US)

WILLIAMS TELECOMMUNICATIONS CO               $    78,736
WYCKOFF HEIGHTS MEDICAL CENTER               $       607
XIT COMMUNICATION                            $       610
YOUNG'S WORLDWIDE AMEX TRAVEL                $       100
                                             -----------
Total                                        $ 7,030,687
                                             ===========

                                        Assignment and Assumption Agreement (US)

      2.2 DEFERRED SERVICE REVENUE (SCHEDULE 3.1(b))

  ORDER                                                  LIFE    ORIGINAL   RECOGNIZED  UNRECOGNIZED
  DATE     INVOICE  ORDER      CUSTOMER DESCRIPTION     (MTHS)   CONTRACT     REVENUE     REVENUE
  ----     -------  -----      --------------------     ------   --------     -------     -------
                                                                             12/31/04
5X8 ON SITE MAINTENANCE CONTRACTS

Feb-04     7000096          Westcon Group North           12      4,665.60    4,276.80      388.80

Feb-04     7000116          Springs Window Fashion        12      1,850.00    1,695.83      154.17

Mar-04     7000225          Paychex                       12      2,520.00    2,100.00      420.00

Mar-04     7000335          Kaiser Electronic             12      4,284.00    3,570.00      714.00

Mar-04     7000349          Catalyst Telecom              12      2,413.00    2,010.83      402.17

Mar-04     7000348          Resa III                      12      3,700.00    3,083.33      616.67

May-04     7000529          Catalyst Telecom              12        648.00      432.00      216.00

Apr-04     7000530          Catalyst Telecom              12        648.00      432.00      216.00

Jul-04     7000835          SNS                           12        833.00      416.50      416.50

                                                                                                      Starts in March
Dec-04     7001466          Paychex                        3      1,279.00           -     1,279.00   05

Dec-04     7001467          Paychex                       12      2,592.00      648.00     1,944.00   Starts 9/30/04

                                                                ----------  ----------    ---------
                                              TOTALS            $25,432.60  $18,665.30    $6,767.30
                                                                ==========  ==========    =========
24X7 ON SITE MAINTENANCE CONTRACTS

Jul-04     7000884          University of Michigan        12     12,245.00    6,122.50     6,122.50
Nov-04     7001338          Springs Window Fashio         12                                 716.66

                                        Assignment and Assumption Agreement (US)

                                                                    860.00      143.34
                                                                ----------   ---------  -----------
                                              TOTALS            $13,105.00   $6,265.84  $  6,839.16
                                                                ==========   =========  ===========
5X8 PHONE SUPPORT

                            Realcom Office (through
Sep-01       26586  S25573  Worldcom)                     60      4,400.00    2,933.34     1,466.66

Feb-04     7000092          GBH Distributing              12      1,082.00      991.83        90.17

Feb-04     7000093          GBH Distributing              12     12,760.20   11,696.85     1,063.35

Feb-04     7000095          Catalyst Telecom              12        298.00      273.17        24.83

Feb-04     7000116          Spring Window Fashions LP     12      1,309.00    1,199.92       109.08

Feb-04     7000094          Catalyst Telecom              12        280.00      256.67        23.33

Feb-04     7000161          GBH Distributing              12      1,916.00    1,756.33       159.67

Mar-04     7000361          New York State Senate         12        546.00      455.00        91.00

Apr-04     7000412          Catalyst Telecom              12        665.00      498.75       166.25

Apr-04     7000413          Catalyst Telecom              12        665.00      498.75       166.25

Apr-04     7000447          Catalyst Telecom              12        417.00      312.75       104.25

May-04     7000509          Catalyst Telecom              12      1,190.00      793.33       396.67

May-04     7000571          Catalyst Telecom              12        298.00      198.67        99.33

                            Nova Electronics Data,
06/0/104   7000607          Inc.                          12        952.00      555.33       396.67

Jun-04     7000606          Westcon Group                 12      1,330.00      775.83       554.17

Jun-04     7000608          Catalyst Telecom              12        417.00      243.25       173.75

                                        Assignment and Assumption Agreement (US)

06/30/0/4  7000609          Catalyst Telecom              12        417.00      243.25       173.75

                            Nova Electronics Data,
Jun-04     7000675          Inc.                          12        952.00      555.33       396.67

Aug-04     7000998          Westcon Group                 12      1,177.00      490.42       686.58

Jun-04     7000758          Teleswitch                    12      1,913.00    1,115.92       797.08

Aug-05     7000997          Sunland                       12      1,019.00      424.58       594.42

Jun-04     7000655          GBH  Distributing             12      2,632.00    1,535.33     1,096.67

Jul-04     7000815          Essex County                  12      1,040.00      520.00       520.00

Jul-04     7000814          Essex County                  12      1,876.00      938.00       938.00

Jul-04     7000813          Essex County                  12        938.00      469.00       469.00

Jul-04     7000880          Catalyst Telecom              12        834.00      417.00       417.00

Jul-04     7000881          Catalyst Telecom              12        560.00      280.00       280.00

Jul-04     7000882          Catalyst Telecom              12        417.00      208.50       208.50

Jul-04     7000879          Catalyst Telecom              12      2,660.00    1,330.00     1,330.00

Jul-04     7000878          Catalyst Telecom              12        417.00      208.50       208.50

Mar-04     7000877          Catalyst Telecom              12        834.00      695.00       139.00

Jun-04     7000710          Blount Memorial               12     13,790.00    8,044.17     5,745.83

Apr-04     7000916          Colgage Palmolive             12      1,681.00    1,260.75       420.25

Sep-04       7E+07          Gayles Bakery                 12      1,375.00      458.33       916.67

Oct-04     7001212          Temple Inland                 12      1,664.00      416.00     1,248.00

Nov-04       7E+07          Spring Window Fashions LP     12      3,328.00      554.66     2,773.34

                                        Assignment and Assumption Agreement (US)

Dec-04     7001507          Sprint North Supply           12        416.50       34.71       381.79

                                                                ----------  ----------   ----------
                                               TOTALS           $68,465.70  $43,639.22   $24,826.48
                                                                ==========  ==========   ==========

7X24 PHONE SUPPORT

Feb-04     7000100          Kirk Pinkerton                12        640.00      586.67        53.33

Aug-04     7000915          Penn State                    12      2,490.00    1,037.50     1,452.50

Jul-04     7000846          Pro Pest                      12        662.00      331.00       331.00

Jul-04      700883          Lord Aeck                     12      5,164.00    2,582.00     2,582.00

Jun-04     7000823          Healthlink                    12      2,220.00    1,295.00       925.00

Jun-04     7000708          Eltair                        12      1,664.00      970.67       693.33

Jul-04     7000966          County of El Dorado           12      2,905.00      968.33     1,936.67

Sep-04     7001191          Port Blakel Communities       12      1,600.00      533.33     1,066.67

Sep-04     7001173          G-111 Apparel Group           12      1,428.00      476.00       952.00

Sep-04     7001192          County of El Dorado           12      2,905.00      968.33     1,936.67

Sep-04     7001188          Catalyst Telecom              12      2,332.00      777.33     1,554.67

Sep-04     7001193          Antietam Cable Co             12      2,496.00    1,872.00       624.00

Sep-04     7001190          Advanced Call Center Tech     12        797.00      265.67       531.33

Oct-04     7001238          Catalyst Telecom              12      1,177.00      294.25       882.75

Oct-04     7001210          New Horizons Credit Uniton    10      5,855.00    1,756.50     4,098.50

Oct-04     7001204          Catalyst Telecom              12      1,664.30      416.08     1,248.23

                                        Assignment and Assumption Agreement (US)

Dec-04     7001485          LKG Corporation               12     11,392.00      949.33    10,442.67

Dec-04     7001469          Frankenmuth Credit                                                        2 years start
                            Union                         24      6,382.00      531.83     5,850.17   date 11/01

                                                                ----------  ----------   ----------
                                               TOTALS           $53,773.30  $16,611.83   $37,161.48
                                                                ==========  ==========   ==========

                                                               -----------  ----------   ----------
                                         GRAND TOTALS          $160,776.60  $85,182.19   $75,594.41
                                                               ===========  ==========   ==========
                                                                  ORIG.       RECGN       UNRECOG
                                                                CONTRACT     REVENUE      REVENUE

ACCOUNT 2550 BALANCE        $75,594.41                          $75,594.41

                                        Assignment and Assumption Agreement (US)

3. Stock rotation obligations under the following Contracts, where the amount of such obligation is determined by reference to the historical product cost for the inventory required to satisfy such stock rotation obligation):

INVENTORY STOCK ROTATION AS OF 12/31/04 (SCHEDULE 3.1(c))

CUSTOMER                    PERIOD COVERED      Q4 REV      ROTATION %   ROTATION $
--------                    --------------      ------      ----------   ----------
                                                (,000)                      (,000)
Catalyst                    90 days             $  364         15%         $   55
Westcon                     90 days             $    6         15%         $    1
SNS(Sprint)                 90 days             $  167         20%         $   33
GBH                         120 days            $  372(1)      15%         $   56
GTE/Verizon                 90 days             $   35         15%         $    5
Bell Canada                 90 days             $    7         20%         $    1
White Radio                 90 days             $    3         20%         $    1
Anixter, Inc                120 days            $  135(1)      20%         $   27
Anixter Europe              90 days             $   36         20%         $    7
                                                                           ------

Total                                                                      $  186
                                                                           ======

(1) Includes September 04 Revenue

4. All Liabilities arising out of or relating to the OEMW Open Orders included among the Contracts in Annex A.

                                        Assignment and Assumption Agreement (US)